Exhibit 10.1

AMENDMENT NO. 6

Dated as of January 19, 2007

to

THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of October 23, 2003

THIS AMENDMENT NO. 6 (this “Amendment”) dated as of January 19, 2007 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto, and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Third Amended and Restated Transfer and Administration Agreement dated as of October 23, 2003 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. The parties hereto have agreed to terminate and remove Con-Med Supply Company, Inc. (“Con-Med Supply”) as a “Transferring Affiliate” under the TAA.

C. The parties hereto have agreed to amend the TAA to reflect such termination on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendments.  Subject to the conditions precedent set forth in Section 2 below and effective as of the Effective Date (also as defined below), the TAA is hereby amended as follows:

1.1. Exhibit Q to the TAA shall, without further act or documentation, be deemed amended to terminate Con-Med Supply as a Transferring Affiliate and remove it from the list of Transferring Affiliates set forth therein. Accordingly, Con-Med Supply shall cease to be a party to the Transferring Affiliate Letter and shall have no further rights or obligations thereunder, other than those which survive the termination of the Transferring Affiliate letter by the express terms thereof.

(a) Section 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of counterparts of this Amendment (i) duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent, and (ii) acknowledged and agreed to by Con-Med Supply.

Section 3.  Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby (i) reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, and (ii) represents and warrants that no Receivables originated by Con-Med Supply are currently outstanding.

3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 4.  Reference to and Effect on the TAA.

4.1 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

4.4 Upon the effectiveness of this Amendment, Con-Med Supply shall be authorized to file UCC termination statements with respect to all financing statements filed against it pursuant to the Transaction Documents.

Section 5.  Governing Law.

THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6.  Execution in Counterparts.

6.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

6.2 Delivery of an executed counterpart of this Amendment by facsimile or electronic delivery in portable document format (a “PDF”) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or PDF shall also deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett
Name:     Mark Fawcett
Title: Treasurer

NATIONAL MEDICAL CARE, INC.,
as Collection Agent

By:	/s/ Mark Fawcett
Name:     Mark Fawcett

Title:	Treasurer

Acknowledged and agreed:
CON-MED SUPPLY COMPANY, INC.

By:	/s/ Mark Fawcett
Name:     Mark Fawcett

Title:	Treasurer

Signature Page
Amendment No. 6 to Third Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn
Name:     Doris J. Hearn
Title: Vice President

WESTLB AG, NEW YORK BRANCH, as an
Administrative Agent and as a Bank Investor

By:	/s/ Matthew Tallo
Name:     Matthew Tallo

Title:	Director

By:	/s/ Laura Spichiger
Name:     Laura Spichiger

Title:	Director

LANDESBANK HESSEN-THUERINGEN
GIROZENTRALE, as a Bank Investor

By:	/s/ Dr. Martin Scheele
Name:     Dr. Martin Scheele

Title:	Senior Vice President

By:	/s/ Pia Horlebein
Name:     Pia Horlebein

Title:	Vice President

Signature Page
Amendment No. 6 to Third Amended and Restated
Transfer and Administration Agreement

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Kevin Burns
Name:     Kevin Burns

Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Alexander Kohnert
Name:     Alexander Kohnert
Title:     Senior Vice President

By:	/s/ Alexander Kohnert
Name:     Lori-Ann Wynter

Title:	Vice President

BAYERISCHE LANDESBANK, CAYMAN
ISLANDS BRANCH, as a Bank Investor

By:	/s/ Donna Quilty
Name:     Donna Quilty

Title:	Vice President

By:	/s/ Lori-Ann Wynter
Name:     Lori-Ann Wynter

Title:	Vice President

Signature Page
Amendment No. 6 to Third Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.,
as a Conduit Investor

By:	/s/ Jill A. Gordon
Name:     Jill A. Gordon

Title:	Vice President

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Norman Lasi
Name:     Norman Lasi

Title:	Managing Director

Signature Page
Amendment No. 6 to Third Amended and Restated
Transfer and Administration Agreement

AMSTERDAM FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Bernard J. Angelo
Name:     Bernard J. Angelo

Title:	Vice President

ABN AMRO Bank N.V., as an Administrative
Agent and as a Bank Investor

By:	/s/ Kristina Neville
Name:     Kristina Neville

Title: Vice President

By:	/s/ Brandy Han
Name:     Brandy Han

Title:	Vice President

Signature Page
Amendment No. 6 to Third Amended and Restated
Transfer and Administration Agreement